Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 28, 2021, by and among CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”), and Lehigh Gas Wholesale Services, Inc., a Delaware corporation (“Services”, and, together with the Partnership, the “Borrowers”), the Guarantors party hereto, Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Credit Agreement, dated as of April 1, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of November 19, 2019 and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

1.1.Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

““Applicable Rate” and “Applicable Fee Rate” means (i) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the period ending June 30, 2019, the applicable percentage per annum set forth below corresponding to Pricing Level 4 and, (ii) thereafter, the applicable percentage per annum set forth below, determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) or as otherwise provided below.

Pricing Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans/Letter of Credit Fees	Applicable Margin for Base Rate Loans	Applicable Fee Rate
1	< 3.25	1.50%	0.50%	0.25%
2	> 3.25 but < 4.00	1.75%	0.75%	0.30%
3	> 4.00 but < 4.50	2.00%	1.00%	0.35%

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4	> 4.50 but < 5.00	2.25%	1.25%	0.40%
5	> 5.00 but < 5.50	2.50%	1.50%	0.45%
6	> 5.50	3.00%	2.00%	0.50%

Any increase or decrease in the Applicable Rate or Applicable Fee Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the third Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(b), then Pricing Level 6 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

““Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrowers and their Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) gains or losses from Dispositions not in the ordinary course of business, (c) gains or losses from the early extinguishment of Indebtedness, (d) all non-cash income (excluding straight-line rental income and receivables generated in the normal course of business), (e) non-cash tax credits and other non-cash benefits, (f) the net income of any Restricted Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Restricted Subsidiary during such Measurement Period, except that the Borrowers’ equity in any net loss of any such Restricted Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income,

(g) any non-cash gains or losses resulting from mark to market activity as a result of FASB ASC 815, (h) any income (or loss) for such Measurement Period of any Person (including any FuelCo) if such Person is not a Wholly-Owned Subsidiary, except that the Borrowers’ equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to a Borrower or a Restricted Subsidiary as a dividend or other similar distribution (and in the case of a dividend or other similar distribution to a Restricted Subsidiary, such Restricted Subsidiary is not precluded from further distributing such amount to a Borrower as described in clause (b) of this proviso) and (i) any income (or loss) for such Measurement Period of any Unrestricted Subsidiary, except that any Internally Generated Cash actually distributed by such Unrestricted Subsidiary during such Measurement Period to a Borrower or a Restricted Subsidiary as a dividend or other similar distribution (and in the case of a dividend or other similar distribution to a Restricted Subsidiary, such Restricted Subsidiary is not precluded from further distributing such amount to a Borrower as described in clause (b) of this proviso) shall be included in Consolidated Net Income.”

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““Consolidated Net Tangible Assets” means, at any date of determination, the aggregate amount of total assets of the Borrowers and their Restricted Subsidiaries after deducting therefrom: (a) all current liabilities; and (b) all goodwill, trademarks, patents, unamortized debt discounts and expenses and other similar intangible assets, all as set forth, or on a Pro Forma Basis would be set forth, on the consolidated balance sheet of the Borrowers and their Restricted Subsidiaries most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or (b), prepared in accordance with GAAP.”

““Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (b) the Erroneous Payment Subrogation Rights; provided that the Obligations shall exclude any Excluded Swap Obligations.”

““Unrestricted Subsidiary” means any Subsidiary of a Borrower formed or acquired after the Closing Date that is designated as an Unrestricted Subsidiary by the Partnership, but only to the extent that (at the time of such designation): (a) such Subsidiary has no Indebtedness other than (i) Non-Recourse Debt and (ii) Indebtedness guaranteed by a Loan Party in accordance with Section 7.03 which would not cause violation of the financial covenants set forth in Section 7.11; (b) except as permitted by Section 7.08, such Subsidiary is not party to any agreement, contract, arrangement or understanding with either Borrower or any Restricted Subsidiary of either Borrower; (c) such Subsidiary is a Person with respect to which neither Borrower nor any of their Restricted Subsidiaries has any direct or indirect obligation (i) to mandatorily subscribe for additional Equity Interests or (ii) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; (d) such Subsidiary has not guaranteed (or after such designation will not guarantee) or otherwise directly or indirectly provided credit support (or after such designation will not provide credit support) for any Indebtedness of either Borrower or any of their Restricted Subsidiaries; (e) such designation complies with Section 6.17 and (f) such Subsidiary has not been redesignated as a Restricted Subsidiary under Section 6.17. Any designation of a Subsidiary of a Borrower as an Unrestricted Subsidiary will be evidenced to the Administrative Agent by an officer’s certificate certifying that such designation complied with the preceding conditions. As of the Closing Date, there are no Unrestricted Subsidiaries.”

1.2.Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Amendment No. 2” means that certain Second Amendment to Credit Agreement, dated as of July 28, 2021, among the Borrowers, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Amendment No. 2 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 2.

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“Internally Generated Cash” with respect to any Person, means funds of such Person and its Subsidiaries not constituting (x) proceeds of Investments made in such Person or any of its Subsidiaries, (y) proceeds of the incurrence of Indebtedness by such Person or any of its Subsidiaries or (z) proceeds of Dispositions (other than Dispositions in the ordinary course of business) by such Person or any of its Subsidiaries.

“Specified Covenant Period” means the period beginning on the Amendment No.

2 Effective Date and ending on September 30, 2022.

1.3.Amendment to Section 7.03. Section 7.03 of the Credit Agreement is hereby amended to amend and restate Section 7.03(i) and Section 7.03(o) in their entirety as follows:

“(i) (i) Investments by the Borrowers and their Restricted Subsidiaries in joint ventures, (ii) additional Investments by the Borrowers and their Restricted Subsidiaries that are Loan Parties in Restricted Subsidiaries that are not Loan Parties and (iii) additional Investments after the date hereof by the Borrowers and their Restricted Subsidiaries in Unrestricted Subsidiaries; provided that at the time of making any such Investment the then aggregate outstanding amount of all Investments made in reliance on this subsection (i), together with the then aggregate outstanding amount of Investments in respect of Permitted Acquisitions and Permitted Drop Downs, in each case resulting in the acquisition by the Borrowers and their Restricted Subsidiaries of Persons that do not become Loan Parties or constituting purchases of assets that are acquired directly by Restricted Subsidiaries that are not Loan Parties, shall not exceed an amount equal to (x) for the period beginning on the Amendment No. 2 Effective Date and ending on March 31, 2022, $95,000,000 or (y) for any other period, the greater of (A) $75,000,000 and (B) 11.75% of Consolidated Net Tangible Assets in the aggregate (measured at the time such Investment is made); provided further that, the amount of any Investment in an Unrestricted Subsidiary deemed outstanding under the preceding clauses (x) and (y) shall be reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by a Borrower or any Restricted Subsidiary in respect of such Investment;”

“(o) so long as no Default has occurred and is continuing or would result from such Investment, other Investments not exceeding the greater of (i) $50,000,000 and (ii) 7.75% of Consolidated Net Tangible Assets in the aggregate in any fiscal year of the Partnership; provided, that the aggregate amount of Investments made in Unrestricted Subsidiaries pursuant to this subsection (o) shall not exceed the greater of (i) $25,000,000 and (ii) 3.875% of Consolidated Net Tangible Assets; provided further that, the amount of any Investment in an Unrestricted Subsidiary deemed outstanding under the first proviso of this subsection (o) shall be reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by a Borrower or any Restricted Subsidiary in respect of such Investment;”

1.4.Amendment to Section 7.11. Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)Consolidated Leverage Ratio.

(i)Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrowers ending during the Specified Covenant Period to be greater than the ratio set forth below opposite such fiscal quarter:

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Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
September 30, 2021	6.00 to 1.00
December 31, 2021	6.00 to 1.00
March 31, 2022	5.75 to 1.00
June 30, 2022	5.50 to 1.00
September 30, 2022	5.25 to 1.00

(ii)Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrowers following the Closing Date and ending prior to the date of a Qualified Note Offering (excluding any fiscal quarter of the Borrowers ending during the Specified Covenant Period) to be greater than (i) during a Specified Acquisition Period, 5.50 to 1.00 and (ii) except during a Specified Acquisition Period, (A) for each fiscal quarter ending on or prior to June 30, 2019, 5.00 to 1.00, and (B) for the fiscal quarter ending September 30, 2019 and each fiscal quarter thereafter, 4.75 to 1.00.

(ii)     Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrowers following the Closing Date and ending on or after the date of a Qualified Note Offering (excluding any fiscal quarter of the Borrowers ending during the Specified Covenant Period) to be greater than (i) during a Specified Acquisition Period, 5.50 to 1.00 and (ii) except during a Specified Acquisition Period, 5.25 to 1.00.”

1.5.Amendment to Article IX. Article IX of the Credit Agreement is hereby amended to add a new Section 9.13 as follows:

“9.13Erroneous Payments.

(a)If the Administrative Agent notifies a Lender, L/C Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer or Secured Party (any such Lender, L/C Issuer, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 9.13(b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received),

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together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 9.13(a) shall be conclusive, absent manifest error.

(b)Without limiting the provisions of Section 9.13(a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case:

(i)(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and

(ii)such Lender, L/C Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.13(b).

(c)Each Lender, L/C Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, L/C Issuer or Secured Party from any source, against any amount due to the Administrative Agent under Section 9.13(a) or under the indemnification provisions of this Agreement.

(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with Section 9.13(a), from any Lender or L/C Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or L/C Issuer at any time, (i) such Lender or L/C Issuer shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not

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Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Partnership) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender or L/C Issuer shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning L/C Issuer shall cease to be a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning L/C Issuer and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or L/C Issuer shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or L/C Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, L/C Issuer or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).

(e)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Borrower or any other Loan Party for the purpose of making such Erroneous Payment.

(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g)Each party’s obligations, agreements and waivers under this Section 9.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of

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the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof).”

SECTION 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are satisfied and/or waived, the “Amendment Effective Date”):

2.1.the Administrative Agent (or its counsel) shall have received a duly executed and delivered counterpart of this Amendment signed by each Borrower and each other Loan Party party hereto;

2.2.this Amendment shall have been executed and delivered by the Administrative Agent and Lenders constituting the Required Lenders;

2.3.the representations and warranties in Section 3 hereof and in the Loan Documents shall be true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date);

2.4.at the time of and immediately after giving effect to the effectiveness of this Amendment, no Event of Default shall have occurred or be continuing;

2.5.the Administrative Agent (or its counsel) shall have received an updated Schedule 1 to Pledge Agreement, detailing the pledge of the Equity Interests in CAPL JKM Holdings LLC by LGP Operations LLC, along with all certificates representing such Equity Interests, if any, delivered in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A to the Pledge Agreement;

2.6.the Borrowers shall have paid to Citizens, as lead arranger of the amendments contemplated hereby, and each of the Lenders executing this Amendment on or prior to the Amendment Effective Date, such arrangement and consent fees as Citizens and such Lenders shall have agreed with the Borrowers; and

2.7.the Borrowers shall have paid all reasonable and documented out-of-pocket legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, and for which it has received invoices at least one (1) Business Day prior to the Amendment Effective Date.

SECTION 3. Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrowers and each other Loan Party party hereto hereby represent and warrant to the Administrative Agent and each Lender as follows:

3.1.Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment and all documents and instruments delivered in connection herewith. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of such Loan Party.

3.2.This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement

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of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law).

3.3.No consent or authorization of, or filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any documents and instruments delivered in connection herewith, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.4.On the Amendment Effective Date, both at the time of and immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

SECTION 4. Reference to and Effect upon the Credit Agreement.

4.1.Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrowers and the other Loan Parties party hereto hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

4.2.The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

4.3.From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 5. Incorporation by Reference. The terms and provisions of Sections 10.10 (Counterparts; Integration; Signature), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.) and Section 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

SECTION 6. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 7. Reaffirmation. Each of the Loan Parties as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such Loan Party grants liens or security interests

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in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (ii) to the extent such Loan Party granted, to the Administrative Agent, for the benefit of the Secured Parties, liens on or a security interest in any of its property pursuant to any Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms its grant of security interests and liens and guarantee under the Loan Documents, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter secure all of the Obligations as amended hereby, to the extent set forth in the applicable Loan Documents. Each of the Loan Parties hereby consents to this Amendment and acknowledges that, except as amended by this Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically amended hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

PARTNERSHIP:

CROSSAMERICA PARTNERS LP
By:    CrossAmerica GP LLC, its general partner

By:	/s/ Charles M. Nifong, Jr.
Name:	Charles M. Nifong, Jr.
Title:	President and CEO

SERVICES:

LEHIGH GAS WHOLESALE SERVICES, INC.

By:	/s/ Charles M. Nifong, Jr.
Name:	Charles M. Nifong, Jr.
Title:	President and CEO

GUARANTORS:

LGP OPERATIONS LLC,

LEHIGH GAS WHOLESALE LLC,
EXPRESS LANE, INC.,
LGP REALTY HOLDINGS GP LLC,

MINNESOTA NICE HOLDINGS INC.,
ERICKSON OIL PRODUCTS, INC.,

FREEDOM VALU CENTERS, INC.,

PETROLEUM MARKETERS, INCORPORATED,

PM PROPERTIES, INC.,

CAP OPERATIONS, INC.,

NTI DROP DOWN ONE, LLC,

NTI DROP DOWN TWO, LLC,
M & J OPERATIONS, LLC,

CAP WEST VIRGINIA HOLDINGS, LLC

By:	/s/ Charles Nifong
	Name:	Charles Nifong
	Title:	President & CEO

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LGP REALTY HOLDINGS LP
By:    LGP Realty Holdings GP LLC,
its general partner

By:	/s/ Charles Nifong
	Name:	Charles Nifong
	Title:	President & CEO

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Administrative AGENT:

CITIZENS BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and as a Lender

By:	/s/ Dale Carr
Name:	Dale Carr
Title:	Senior Vice President

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SIGNATURE PAGE TO SECOND AMENDMENT
TO CREDIT AGREEMENT AMONG
CROSSAMERICA PARTNERS LP, LEHIGH GAS
WHOLESALE SERVICES, INC., EACH OTHER
LOAN PARTY PARTY HERETO, EACH LENDER
PARTY HERETO, AND CITIZENS BANK, N.A.,
AS ADMINISTRATIVE AGENT

Name of Institution:

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Lawler
Name:	Tom Lawler
Title:	Duly Authorized Signatory

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SIGNATURE PAGE TO SECOND AMENDMENT
TO CREDIT AGREEMENT AMONG
CROSSAMERICA PARTNERS LP, LEHIGH GAS
WHOLESALE SERVICES, INC., EACH OTHER
LOAN PARTY PARTY HERETO, EACH LENDER
PARTY HERETO, AND CITIZENS BANK, N.A.,
AS ADMINISTRATIVE AGENT

Name of Institution: KeyBank National Association,
as a Lender

By:	/s/ Eric W. Domin
Name:	Eric W. Domin
Title:	VP

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:

MUFG Bank, Ltd., Canada Branch, as a Lender

By:	/s/ Philippe Boivin
Name:	Philippe Boivin
Title:	Managing Director

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:  WELLS FARGO BANK,

NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise Crouch
Name:	Denise Crouch
Title:	Vice President

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

REGIONS BANK, as a Lender

By:	/s/ Katie Hammons
Name:	Katie Hammons
Title:	Vice President

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Fifth Third Bank, N.A., as a Lender

By:	/s/ Mike Ross
Name:	Mike Ross
Title:	Managing Director

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:  RAYMOND JAMES BANK

as a Lender

By:	/s/ Mark Specht
Name:	Mark Specht
Title:	Vice President

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:  People’s United Bank, N.A.,

as a Lender

By:	/s/ James Riley
Name:	James Riley
Title:	Senior Vice President

NAI-1519422547v5

SIGNATURE PAGE TO SECOND AMENDMENT

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:  Manufacturers and Traders

Trust Company, as a Lender

By:	/s/ Joseph Madison
Name:	Joseph Madison
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

NAI-1519422547v5

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

Name of Institution:  JPMorgan Chase Bank, N.A.,

as a Lender

By:	/s/ Jason R. Williams
Name:	Jason R. Williams
Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT

NAI-1519422547v5

TO CREDIT AGREEMENT AMONG

CROSSAMERICA PARTNERS LP, LEHIGH GAS

WHOLESALE SERVICES, INC., EACH OTHER

LOAN PARTY PARTY HERETO, EACH LENDER

PARTY HERETO, AND CITIZENS BANK, N.A.,

AS ADMINISTRATIVE AGENT

BARCLEYSBANK PLC,

as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

NAI-1519422547v5